Exhibit 10.2

AMENDMENT No. 1 to Transfer Agency Agreement

This Amendment (this “Amendment”) to the Transfer Agency Agreement dated as of September 26, 2017 (the “Agreement”) is by and between DST Systems, Inc., a corporation organized and existing under the laws of the State of Delaware (“DST”) and XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST, a statutory trust organized under the laws of the State of Delaware (“Fund”) is effective March 16, 2021 (“Effective Date”).

The Fund wishes to add preferred shares of beneficial interest, which may be divided into one or more series as determined from time to time by the Board of Trustees of the Fund, as an additional class of shares of the Fund (“Additional Class”) to receive services under the Agreement. Each of DST and Fund hereby agree to accept the Additional Class as additional “Shares” (as such term is defined in the Agreement) of the Fund. By its signature below, the Fund confirms to DST, as of the Effective Date hereof, and after giving effect to this Amendment, its representations and warranties set forth in the Agreement.

The parties acknowledge that Exhibit D, attached hereto as amended by this Amendment, lists all active funds and “Shares” (as such term is defined in the Agreement) under the Agreement.

Except as specifically set forth herein, all other terms and conditions of the Agreement shall remain unmodified and in full force and effect, the same being confirmed and republished hereby. In the event of any conflict between the terms of the Agreement and the terms of this Amendment with regard to the subject matter hereof, the terms of this Amendment shall control.

This Amendment may be executed by the parties hereto on any number of counterparts, delivery of which may occur by facsimile or as an attachment to an electronic communication, each of which shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the day and year first above written by their respective duly authorized officers.

XAI OCTAGON FLOATING RATE &
ALTERNATIVE INCOME TERM TRUST			DST SYSTEMS, INC.

By:	/s/ Benjamin McCulloch	By:	/s/ Rahul Kanwar

Print Name:	Benjamin McCulloch	Print Name:	Rahul Kanwar

Title:	Secretary and Chief Legal Officer	Title:	Authorized Representative

EXHIBIT D

LIST OF FUNDS

Fund #	Fund Name	Class of Shares	CUSIP
	XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST	Common Shares	98400T106
		Preferred Shares	98400T205

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